UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 19, 2018

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
300 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.          Other Events.

On March 19, 2018, Colgate-Palmolive Company issued a press release updating its recommendation with respect to the “mini-tender” offer by Baker Mills LLC. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)       Exhibits.  The following exhibit is filed with this document:

Exhibit Number          Description

99                                 Press release, dated March 19, 2018, issued by Colgate-Palmolive Company

EXHIBIT INDEX

Exhibit Number	Description

99	Press release, dated March 19, 2018, issued by Colgate-Palmolive Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date:	March 19, 2018	By:	/s/ Jennifer M. Daniels
		Name:	Jennifer M. Daniels
		Title:	Chief Legal Officer and Secretary

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